UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On January 21, 2014, VCS Quest Acquisition LLC, a Delaware limited liability company (the “Buyer”) and a wholly owned subsidiary of Federal-Mogul Corporation (the “Company”), entered into a definitive Asset Purchase Agreement (the “Agreement”) with Affinia Group Inc., a Delaware corporation (“Affinia”), to acquire certain business assets of the Affinia aftermarket chassis component business (the “Acquisition”). The Agreement provides that, upon the terms and conditions thereof, the Buyer will acquire the business assets from Affinia for a base purchase price of $150,000,000, subject to certain customary closing and post-closing adjustments as further enumerated in the Agreement.

The parties anticipate closing the Acquisition upon the receipt of certain regulatory approvals, including from certain competition authorities, and certain other customary closing conditions.

The Agreement may be terminated (i) by mutual consent of Buyer and Affinia, (ii) by Buyer or Affinia if the Acquisition does not close by January 21, 2015 (which outside date may be extended by Buyer to July 21, 2015 if approval from the relevant competition authorities has not been obtained by January 21, 2015), subject to certain exceptions enumerated in the Agreement, (iii) by Buyer or Affinia if any governmental authority prohibits the consummation of the transactions contemplated under the Agreement, subject to certain exceptions enumerated in the Agreement, (iv) by Buyer or Affinia, if the other breaches any of their respective representations, warranties, and covenants such that the closing conditions cannot be satisfied, or (v) by Buyer if a material adverse effect occurs, subject to certain exceptions enumerated in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 22, 2014, the Company issued a press release announcing the execution of the Agreement and intended Acquisition. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

2.1	Asset Purchase Agreement, dated as of January 21, 2014, between Affinia Group Inc. and VCS Quest Acquisition LLC.

99.1	Press release, dated January 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation (Registrant)
Date: January 22, 2014

	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Asset Purchase Agreement, dated as of January 21, 2014, between Affinia Group Inc. and VCS Quest Acquisition LLC.

99.1	Press release, dated January 22, 2014.